                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                  SALOMON INC
                        FORM S-3 REGISTRATION STATEMENT

                                  SALOMON INC
                                  COMMON STOCK
                           Par Value $1.00 per share


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 6, 1996 incorporated by reference in Salomon Inc's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                        ARTHUR ANDERSEN LLP

New York, New York
September 12, 1996